EXHIBIT 10.17


                                    FORM OF

                      EDUCATIONAL VIDEO CONFERENCING, INC.

                 SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT


Educational Video Conferencing, Inc.
35 East Grassy Sprain Road, Suite 200
Yonkers, New York 10701

Gentlemen:

     Pursuant to a Confidential Accredited Investor Memorandum (including all exhibits and supplements thereto, the "Memorandum") dated November 15, 2001, Educational Video Conferencing, Inc. ("EVCI" or the "Company") is offering in a private placement (the "Offering") up to 80 units ("Units"). Each Unit is being offered at $25,000 (the "Purchase Price") and consists of 250 shares of EVCI's Series C 8% Convertible Preferred Stock ("Preferred Shares") and a warrant to purchase the number of shares of EVCI's common stock determined as provided in the Warrant (each, a "Warrant" and collectively, the "Warrants"). References below to the "Securities" include the Units, Preferred Shares, Warrants and the Common Stock of EVCI underlying the Preferred Shares and Warrants and issuable pursuant to the promissory note in substantially the form of Exhibit C-1 to the Memorandum (the "Promissory Note"), unless the context requires otherwise.


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     1. Subscription. I hereby tender to the Company this subscription and full payment of the Purchase Price for that number of Units (a minimum of one Unit per subscriber unless the Company, in its sole discretion, otherwise agrees) specified on the signature page to this Agreement, by check payable to Educational Video Conferencing, Inc.

     2. Subscriber's Representations and Warranties. I hereby represent and warrant to the Company as follows:

          (a) I understand that none of the units have been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available; I will have no rights to require that the Securities be registered under the Securities Act or any state securities laws except as provided below; and I may have to hold the Securities indefinitely and it may not be possible for me to liquidate my investment in the Company.

          (b) I understand that my purchase of the Securities is a speculative investment which involves a high degree of risk, including the potential loss of my entire investment in the Company.

          (c) I have completed and returned to the Company the Accredited Investor Questionnaire (the "Questionnaire") relating to my qualifications as an "accredited investor" and my general ability to bear the risks of an investment in the Company, and I hereby affirm the correctness of my answers in the Questionnaire.

          (d) I, myself, or, together with my advisor(s), if any, have such knowledge and experience in financial matters, including investments in securities that are restricted as to their transferability, that, together with such advisor(s), I am capable of evaluating the risks and merits of an investment in the Securities and of making an informed investment decision.

          (e) The address set forth below is my correct home address or, if I am other than an individual, the correct address of my principal office and I have no present intention of changing such address. If an individual, I am at least 21 years old.

          (f) If I am a corporation, partnership or other entity, I am duly authorized to purchase and hold the Securities.

          (g) All documents, records and other materials pertaining to an investment in the Company which were requested by me have been made available or delivered to me.

          (h) I have reviewed and understand the Memorandum. I have had an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Offering and the financial condition and prospects of the Company and to obtain any additional information necessary to verify the accuracy of the information in the Memorandum.

          (i) I am subscribing for the Securities solely for my own account, for investment and not with a view to or for the resale, assignment, distribution, subdivision or fractionalization thereof. No other person has a direct or indirect beneficial interest in the Securities.

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          (j) I understand that the Memorandum and any other documents delivered to me by the Company in connection with the Offering (collectively, the "Offering Materials") have not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state securities commission nor has any such commission passed upon the accuracy or adequacy of the Offering Materials or the fairness of the Offering. Any representation to the contrary is unlawful.

          (k) I understand that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934 (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company as is required by Rule 144 promulgated under the Exchange Act as one of the conditions of its availability.

          (l) I am relying upon my own counsel, accountant and/or business advisor(s) concerning legal, tax, business and related aspects of my subscription hereunder and my investment in the Company.

          (m) My overall commitment to investments which are not readily marketable is not disproportionate to my net worth and my investment in the Securities will not cause such overall commitment to become excessive.

     3. Survival; Indemnification. My representations and warranties in paragraph 2 shall survive the delivery of this Agreement and the Purchase Price to the Company and the delivery of the Securities to me. I agree to hold the Company and its officers, directors, employees, agents, counsel and controlling persons (and their heirs, representatives, successors and assigns) harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any breach by me of any such representations and warranties or as a result of any sale or distribution by me of the Securities in violation of any securities laws.

     4. Company's Representations and Warranties. The Company hereby represents and warrants to me as follows:

          (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

          (b) All corporate action required to authorize the execution, delivery and performance of this Agreement has been duly taken or will have been duly taken prior to any sale of Units by the Company.

          (c) The Securities have been, or prior to any sale of Units by the Company will have been, duly and validly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

          (d) This Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by equitable principles.

          (e) There is no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company, except as otherwise stated in the Offering Materials.

          (f) The Company is not in violation of, or material default under, nor will its execution, delivery and performance of this Agreement result in a material violation of, or constitute a material default under, the Company's Certificate of Incorporation, as amended, or By-laws or any agreement or instrument to which the Company is a party of by which it or any of its properties may be bound.

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     5. Registration Rights.

          5.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Certificate of Designations" means the Certificate of Designations of Series C 8% Convertible Preferred Stock to be filed in Delaware, as thereafter amended.

          "Common Stock" means the Common Stock, $.0001 par value, of the Company, as constituted as of the date of this Agreement.

          "Conversion Shares" means shares of Common Stock issued upon conversion of the Preferred Shares.

          "Dividend Shares" means shares of Common Stock issued in payment of dividends on the Preferred Shares.

          "Investors" means the purchasers of the Units.

          "Registration Statement" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Restricted Stock pursuant to Rule 415 under the Securities Act, including (unless the context requires otherwise) the prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such prospectus, and all exhibits to and other material incorporated by reference in such registration statement and prospectus.

          "Restricted Stock" means the Conversion Shares, Dividend Shares, Warrant Shares and shares issuable under the Promissory Note, and any shares of capital stock issued or issuable to the Investors with respect to such shares as a result of any stock split, stock dividend, recapitalization exchange or similar event, until they are (a) resold under and in accordance with the Securities Act pursuant to the Registration Statement; or (b) saleable without restriction pursuant to Rule 144(k) under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means the expenses so described in Section 5.3.

          "Warrant Shares" means shares of Common Stock issued upon exercise of Warrants.

          5.2 Registration Procedures.

          (a) The Company shall prepare and, on or prior to March 15, 2002, file with the Commission a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of the Restricted Stock, which Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement shall initially register for resale that number of shares of Common Stock equal to the number of shares of Restricted Stock issuable as of the date immediately preceding the date the Registration Statement is initially filed with the Commission as if such date of registration was a date on which all the Preferred Shares were converted and the Warrants were exercised, subject to adjustment as provided therein. Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of shares of Restricted Stock issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Restricted Stock is declared effective by the Commission.

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          (b) In connection with the Registration Statement, the Company shall:

               (i) use its best efforts to cause the Registration Statement to be declared effective within 150 days after its initial filing with the Commission the Preferred Stock and to remain effective for the period specified in Section 5.2(c);

               (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, pursuant to Rule 415, for the period specified in Section 5.2(c) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by the Registration Statement in accordance with the sellers' intended method of disposition set forth in the Registration Statement for such period; provided, however, notwithstanding the foregoing provisions of this Section 5.2(b)(ii), the Company may suspend the use of the Registration Statement if the Board of Directors of the Company determines in good faith that because of valid business reasons (that would be required to be disclosed in an amendment to the prospectus), including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Investors with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension; at the end of any such suspension period, the Company shall provide the Investors with written notice of the termination of such suspension;

               (iii) permit each Investor to review and comment upon the Registration Statement(s) and all amendments and supplements thereto at least three days prior to their filing with the Commission;

               (iv) furnish to each seller of Restricted Stock and to each underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by the Registration Statement;

               (v) use its best efforts to register or qualify the Restricted Stock covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

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

               (vi) promptly notify each seller of the Restricted Stock and each underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter) under the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge and as a result of which the prospectus contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (vii) make available for inspection by each seller of Restricted Stock, any underwriter (to the extent that a majority of the holders of Restricted Stock elect to use an underwriter) participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the Registration Statement.

          (c) For purposes of subsections 5.2(b)(i) and (ii), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of (i) the date as of which the Investors may sell all of the Restricted Stock without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), (ii) the date on which (x) the Investors shall have sold all the Restricted Stock and (y) none of the Warrants is outstanding, or (iii) the date which is two years after the Warrants have been exercised in full.

          (d) Each seller of Restricted Stock agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 5.2(b)(ii), such seller will immediately discontinue disposition of Restricted Securities pursuant to the prospectus included in the Registration Statement until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 5.2(b)(ii), and, if so directed by the Company, such seller will deliver to the Company all copies, other than permanent file copies then in such seller's possession, of the most recent prospectus covering such Restricted Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to subsection 5.2(b)(ii) to the date when the Company shall make available to such seller a prospectus supplemented or amended to conform with the requirements of subsection 5.2(b)(ii).

          (e) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them, as reasonably shall be necessary and reasonably requested by the Company's counsel in writing, in order to assure compliance with federal and applicable state securities laws.

          (f) In the event the public offering of the Restricted Securities is underwritten, the Company and each seller agree to enter into a written agreement with the managing underwriter selected by a majority of the holders of Restricted Stock (assuming conversion of the outstanding Preferred Shares and exercise of the outstanding Warrants as of the date the Registration Statement is initially filed with the Commission and approved by the Company which approval shall not be unreasonably withheld or delayed, in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

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          (g) The Company understands that a breach of the Company's obligations under Sections 5.2(a) could result in economic loss to the Investors. As liquidated damages for such loss (and not as a penalty), the Company agrees to pay to the Investors interest at the rate of 12% per annum on the stated value of the Preferred Shares (the "Loss Amount"), for the period of time that the Company is late in filing the Registration Statement.

          5.3 Expenses. All expenses incurred by the Company in complying with
Section 5.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance Restricted Stock, but excluding any Selling Expenses and fees and disbursements of any counsel, or any accountant or agent of, a seller of Restricted Stock, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

          The Company will pay all Registration Expenses and the sellers of Restricted Stock will pay all Selling Expenses.

          5.4 Indemnification and Contribution.

          (a) In connection with the registration and sale of the Restricted Stock pursuant to the Registration Statement, to the fullest extent permitted by law, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder together with such seller's officers, directors, partners, employees and agents, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller and such seller's officers, directors, partners, employees and agents, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Restricted Stock pursuant to a Registration Statement (but not such seller's failure to comply with the prospectus delivery requirements or other rules and regulations under the Exchange Act relating to such seller's conduct in offering and selling Restricted Stock). The Company will promptly reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in the Registration Statement or such prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified.

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          (b) In connection with the registration and sale of Restricted Stock pursuant to the Registration Statement, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in the Registration Statement or such prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5.4 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 5.4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

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

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any seller of Restricted Stock pursuant to the Registration Statement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 5.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 5.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     6. Market Standoff. In connection with an underwritten public offering of the Company, if any, I hereby agree to be subject to a lockup for up to 90 days following the effective date of the Company's registration statement filed with the Commission in connection with the offering as required by the underwriter(s) thereof. During such period, I agree not to sell, transfer or hypothecate any securities of the Company without the prior written consent of the underwriter(s). This provision is self-operating but I agree to execute and furnish directly to, and for the express benefit of, the underwriter(s) any confirmation requested by the underwriter(s).

     7. Revocation. I agree that I cannot cancel, terminate or revoke this Agreement or any of my agreements hereunder and that, if I am an individual, this Agreement shall survive my death or disability, except as provided by any applicable laws.

     8. Miscellaneous.

          (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt (which shall include delivery by Federal Express or similar service), or sent by telecopier, receipt confirmed, or mailed by registered or certified mail, return receipt requested, postage prepaid, to me at my address set forth below and to you at your address set forth above, with a copy to Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York 10022, Attn: Joseph D. Alperin, Esq. Notices shall be deemed given on the date of receipt or, if mailed, three business days after mailing, except notices of change of address, which shall be deemed given when received.

          (b) Notwithstanding the place where this Agreement may be executed by me or the Company, we agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

          (c) This Agreement constitutes the entire agreement between us with respect to the subject matter hereof and may be amended only by a writing executed by each of us.

          (d) This Agreement (including, but not limited to the provisions of Section 7) shall be binding upon and inure to the benefit of each of us and our respective heirs, legal representatives, successors and assigns.

          (e) We each hereby submit to the exclusive jurisdiction of the courts of the State of New York located in the County of Westchester with respect to any action or legal proceeding commenced by either of us with respect to this Agreement or to the Securities. Each of us irrevocably waives any objection it, he or she, now has or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of us shall furnish in writing to the other.

          (f) We each hereby waive trial by jury in any action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Agreement or to the Securities.

          (g) In order to discourage frivolous claims, we agree that, unless the one of us who is a claimant succeeds in obtaining a judgment against the other in an action or proceeding, the other shall be entitled to recover all of his, her or its legal costs and expenses relating to such action or proceeding and/or incurred in preparation therefor.

          (h) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (i) No waiver by either of us shall be valid unless in a writing executed by the party to be changed. The waiver by either of us of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach of any provision of this Agreement.

          (j) We agree to execute and deliver all further documents, agreements and instruments and to take such other further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

          (k) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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



                  I have signed this Subscription Agreement as of the date indicated below.

Dated:__________________


______________________________________      ____________________________________
Signature of subscriber                     Signature of spouse, joint tenant,
                                            tenant in common or other signature,
                                            if required


______________________________________      ____________________________________
Type or print name of subscriber            Type or print name or spouse, joint
                                            tenant, tenant in common or other
                                            signatory


______________________________________      ____________________________________
Address of subscriber                       Address of joint tenant, tenant in
                                            common or other signatory


______________________________________      ____________________________________
Telecopiernumber of subscriber              Telecopier number of joint tenant,
                                            tenant in common or other signatory


______________________________________      ____________________________________
Social security or taxpayer                 Social security number of other
identification number of subscriber         signatory


______________________________________      ____________________________________
Units subscribed for                        Total purchase price ($25,000 x
                                            number of Units subscribed for)


Subscription Accepted:

EDUCATIONAL VIDEO CONFERENCING, INC.


By: ____________________________________
    Name:
    Title:

Dated:

                                       11